UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004

INTELIDATA TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21685	54-1820617
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11600 Sunrise Valley Drive

Suite 100

Reston, Virginia 20191

(Address of principal executive offices) (Zip Code)

(703) 259-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 3, 2004, InteliData Technologies Corporation issued a press release announcing Nasdaq’s approval of its application to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market effective as of September 7, 2004. InteliData submitted its application to Nasdaq on August 30, 2004 and Nasdaq approved the application on September 1, 2004.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1     Press release issued by InteliData Technologies Corporation on September 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InteliData Technologies Corporation
(Registrant)

By:	/s/ Albert N. Wergley
Albert N. Wergley
Vice President and Corporate Secretary

Date: September 3, 2004

Exhibits

Exhibit No.	Description
99.1	Press release issued by InteliData Technologies Corporation on September 3, 2004.